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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  January 12, 1996
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                            DDL ELECTRONICS, INC.
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             (Exact name of Registrant as Specified in Charter)


Delaware                              1-8101                 33-0213512
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


2151 Anchor Court, Newbury, California                            91320
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (805) 376-2596
                                                     --------------

7320 SW Hunziker Road, Suite 300, Tigard, Oregon  97006
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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On January 12, 1996, DDL Electronics, Inc. (the "Company") acquired 100% of the issued and outstanding capital stock of SMTEK, Inc., a California corporation ("SMTEK"), pursuant to an Agreement for Purchase of Shares dated October 6, 1995 (the "Agreement") between the Company, as buyer, and the shareholders of SMTEK who include George Brimhall, Lynn Stratford, Stratford Freedom Trust, Stratford Investments, Thomas F. Clark, Leland Buttle, Bayview Construction, Stuart Siegel and Gregory L. Horton, as sellers (collectively, the "Sellers"). In exchange for their SMTEK stock, the Sellers, not including Mr. Horton, received $6,798,738 in the aggregate from the Company. Mr. Horton received 1,000,000 unregistered shares of the Company's common stock, par value $.01 per share ("Common Stock"), in exchange for his SMTEK stock. The amount of consideration paid by the Company was determined on the basis of SMTEK as a going concern including its customer base and business backlog, by a comparison with the valuations placed upon other companies in the industry in recent business combinations, and by strategic considerations.

         In a separate agreement with the Company, Mr. Horton has agreed to become the President of the Company. In addition, the Company's principal corporate office has been relocated from Tigard, Oregon to SMTEK's corporate offices at 2151 Anchor Court, Newbury, California 91320. Telephone No. (805) 376-2595.

         The acquisition of SMTEK has been financed by short-term, bridge loans in an aggregate principal amount of $7.0 million arranged by Rickel & Associates, Inc. The bridge loans include $1.0 million in aggregate prinicpal amount of 10% Senior Bridge Notes executed on November 10, 1995, and $6.0 million in aggregate principal amount of unsecured loans bearing interest at 10% that were advanced by Rickel & Associates, Inc. to the Company on January 5 and 12, 1996.

         The Company expects to consummate longer term financing, and to retire the $7.0 million in bridge loans, though the issuance and private placement of its 10% Senior Secured Notes in aggregate principal amount of $5 million due in 1997 (the "Notes") that are to be issued pursuant to a Securities Purchase Agreement among the Company and the various purchasers of the Notes and placed by Rickel & Associates, Inc., and through the issuance and private placement of its 10% Cumulative Convertible Debentures in an aggregate principal amount not to exceed $5 million due in 1997 (the "Debentures") and placed by Intercontinental Holding Company, Ltd. The Notes are to be secured by warrants to purchase shares of Common Stock and by shares of Common Stock pledged by Rickel & Associates, Inc. The Debentures are to be convertible into shares of Common Stock.

         Neither the placement of the Notes nor the placement of the Debentures have been consummated and the terms and conditions thereof are still being negotiated between the parties. The Company will file an amendment to this report on Form 8-K setting forth the details of the Notes and the Debentures following completion their placement.





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         SMTEK will continue its present operations as an operating subsidiary of the Company. SMTEK is a nine-year old private manufacturing concern based in Southern California that specializes in full production implementation of circuit boards, from analysis and design to complex manufacture of the product, ready for market. Areas of particular specialization include: (i) mechanical thermal engineering analysis and design of printed circuit boards; (ii) full procurement of all materials, components and up-screening; (iii) a state-of-the-art production facility featuring computer integration and robotics; and (iv) full in-circuit and functional testing capabilities.

         The acquisition of SMTEK is expected to be an important step in the expansion of the technical capabilities and marketing force of the Company in Europe and the United States. The SMTEK acquisition will bring to the Company a fully automated robotic assembly line, mechanical engineer program managers, and a team with experience in printed wiring board and mechanical design technology. SMTEK also has substantial experience in the design and production of printed circuit boards to be used in wireless communication products.

         For additional information concerning the transaction, reference is made to the Agreement and to a press release issued as of January 12, 1996, copies of which are attached as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. It is impractical to provide the required financial statements for SMTEK at the time of the filing of this report on Form 8-K. Such required financial statements will be filed as an amendment to this report on Form 8-K on or before March 27, 1996.

         (b) Pro Forma Financial Information. It is impractical to provide the required pro forma financial information for the Company at the time of the filing of this report on Form 8-K. Such pro forma financial information will be filed as an amendment to this report on Form 8-K on or before March 27, 1996.

         (c) Exhibits.

   Exhibit Number                                           Description
--------------------------                 ---------------------------------------------------------------------
         99.1                              Agreement for Purchase of Shares dated October 6, 1995 between DDL
                                           Electronics, Inc., as buyer, and the shareholders of SMTEK.

         99.2                              Employment Agreement and Letter of Understanding and Agreement dated
                                           October 15, 1995 between DDL Electronics, Inc. and Gregory L. Horton.





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
   Exhibit Number                                           Description
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
         99.3                              Note Purchase Agreement dated as of November 10, 1995 among DDL Electronics,
                                           Inc. and the various purchasers of 10% Senior Bridge Notes.

         99.4                              Press Release dated January 12, 1996.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              DDL ELECTRONICS, INC.



Date: January 29, 1996                By:        /s/ Gregory L. Horton
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                                                     Gregory L. Horton
                                                     President





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